UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 25, 2004
(Date of earliest event reported)



                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-112636                 04-3310019
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

          60 Wall Street
          New York, New York                                       10005
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
                                                    ----------------------------



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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report are certain computational materials (the "Computational Materials") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), one of the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2004-LNB4 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-112636) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits

            Exhibit No.                               Description
            -----------                               -----------

               99.1                             Computational Materials:
                                                Summary and Flows

               99.2                             Computational Materials:
                                                Disclaimer, Subordination
                                                Timechart

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEUTSCHE MORTGAGE & ASSET
                                      RECEIVING CORPORATION

Date: October 25, 2004

                                   By:   /s/ Helaine M. Kaplan
                                      ----------------------------------------
                                      Name:  Helaine M. Kaplan
                                      Title: President



                                   By:   /s/ Andrew Cherrick
                                      ----------------------------------------
                                      Name:  Andrew Cherrick
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.                        Description                   Electronic (E)
-----------                        -----------                   --------------

    99.1                   Computational Materials:                    E
                           Summary and Flows

    99.2                   Computational Materials:                    E
                           Disclaimer, Subordination Timchart